                                                               Exhibit 24(b)(18)


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Joseph M. O'Donnell and Michelle
A. Whalen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-78960 of Matthews International Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of January, 1996.


        /s/ G.  Paul Matthews
     -----------------------------------
     G. Paul Matthews
     President


                                ACKNOWLEDGEMENT
                                ---------------


State of California          )
                             ) ss:
County of San Francisco      )

The foregoing instrument was acknowledged before me this 22nd day of January, 1996, by G. Paul Matthews, President of Matthews International Funds.


--------------------------------
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Joseph M. O'Donnell and Michelle
A. Whalen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement
No. 33-78960 of Matthews International Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of January, 1996.


        /s/ John H.  Dracott
     ----------------------------------------
     John H. Dracott
     Trustee


                                ACKNOWLEDGEMENT
                                ---------------


State of California           )
                              ) ss:
County of San Francisco       )

The foregoing instrument was acknowledged before me this 22nd day of January, 1996, by John H. Dracott, Trustee of Matthews International Funds.


------------------------------
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Joseph M. O'Donnell and Michelle
A. Whalen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement
No. 33-78960 of Matthews International Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of January, 1996.


           /s/ Robert K. Connolly
        -----------------------------------
        Robert K. Connolly
        Trustee


                                ACKNOWLEDGEMENT
                                ---------------


State of California           )
                              ) ss:
County of San Francisco       )

The foregoing instrument was acknowledged before me this 22nd day of January, 1996, by Robert K. Connolly, Trustee of Matthews International Funds.


--------------------------
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Joseph M. O'Donnell and Michelle
A. Whalen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement
No. 33-78960 of Matthews International Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of January, 1996.


               /s/ Richard K. Lyons
          --------------------------------
          Richard K. Lyons
          Trustee


                                ACKNOWLEDGEMENT
                                ---------------


State of California          )
                             ) ss:
County of San Francisco      )

The foregoing instrument was acknowledged before me this 22nd day of January, 1996, by Richard K. Lyons, Trustee of Matthews International Funds.


--------------------------
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Joseph M. O'Donnell and Michelle
A. Whalen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement
No. 33-78960 of Matthews International Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of January, 1996.


           /s/ Dong Wook Park
        --------------------------------
        Dong Wook Park
        Trustee


                                ACKNOWLEDGEMENT
                                ---------------


Seoul                )
                     ) ss:
Republic of Korea    )

The foregoing instrument was acknowledged before me this 22nd day of January, 1996, by Dong Wook Park, Trustee of Matthews International Funds.


-----------------------------
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Joseph M. O'Donnell and Michelle
A. Whalen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement
No. 33-78960 of Matthews International Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 22nd day of January, 1996.


           /s/ David Fitz William-Lay
        -----------------------------------
        David FitzWilliam-Lay
        Trustee


                                ACKNOWLEDGEMENT
                                ---------------


State of California      )
                         ) ss:
County of San Francisco  )

The foregoing instrument was acknowledged before me this 22nd day of January, 1996, by David FitzWilliam-Lay, Trustee of Matthews International Funds.


--------------------------------
Notary Public